        As filed with the Securities and Exchange Commission on November 6, 1997
                                                            Registration No. 333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                ------------------------------------------------------

                                       FORM S-3
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                ------------------------------------------------------

                             SOCKET COMMUNICATIONS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                ------------------------------------------------------

                DELAWARE                                      94-3155066
(STATE OR OTHER JURISDICTION OF INCORPORATION OR           (I.R.S. EMPLOYER
              ORGANIZATION)                              IDENTIFICATION NUMBER)

                                 37400 CENTRAL COURT
                                   NEWARK, CA 94560
                                    (510) 744-2700
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                        REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                ------------------------------------------------------

                                   DAVID W. DUNLAP
                               CHIEF FINANCIAL OFFICER
                             SOCKET COMMUNICATIONS, INC.
                                 37400 CENTRAL COURT
                                   NEWARK, CA 94560
                                    (510) 744-2700
     (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                ------------------------------------------------------

                                      COPIES TO:
                                BARRY E. TAYLOR, ESQ.
                           WILSON SONSINI GOODRICH & ROSATI
                               PROFESSIONAL CORPORATION
                                  650 PAGE MILL ROAD
                                 PALO ALTO, CA 94304
                                    (650) 493-9300
                ------------------------------------------------------

             APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
 As soon as practicable after this Registration Statement becomes effective.
                ------------------------------------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-24787
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please the check the following box. / /

                ------------------------------------------------------

                           CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                       Proposed Maximum    Proposed Maximum
                                                     Amount to be      Offering Price Per  Aggregate Offering      Amount of
Title of Each Class of Securities to be Registered    Registered           Share(1)           Price(1) (2)   Registration Fee (2)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per share                466,649             $ 0.53             $ 247,323            $ 100.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
(1)  Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a).
(2)  3,000,000 shares were registered under Securities Act Registration Statement No. 333-24787, with respect to which a filing fee of $ 548 was previously paid with the earlier registration statement.


                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Socket Communications, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (Registration No. 333-24787, which was declared effective by the Commission on April 21, 1997 relating to the offering of up to 3,000,000 shares of Common Stock of the Company.


                                    CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on November 6, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than November 6, 1997.




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


                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of California, on October 31, 1997.

                                       SOCKET COMMUNICATIONS, INC.


                                       By:  /s/  David W. Dunlap
                                            --------------------
                                                 David W. Dunlap
                                                 Chief Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on October 31, 1997 in the capacities indicated.


           Signature                                      Title
           ---------                                      -----

               *                  Acting Chief Executive Officer (Principal
  ----------------------------
        Charlie Bass              Executive Officer) and Director*


               *                  Director
  ----------------------------
        Jack Carsten

               *                  Executive Vice President of Business Michael
  ----------------------------
        Michael Gifford           Development and Director

               *                  Director
  ----------------------------
        Gary W. Kalbach

      /s/ David W. Dunlap         Vice President of Finance and Administration
  ----------------------------
        David W. Dunlap           and Chief Financial Officer (Principal

                                  Financial and Accounting Officer)

By  /s/  David W. Dunlap
  ----------------------------
        David W. Dunlap,
        Attorney-in-Fact



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


                                  INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                             EXHIBIT TABLE
--------  ------------------------------------------------------------
5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional
         Corporation

23.1     Consent of Counsel (included in Exhibit 5.1)

23.2     Consent of Ernst & Young LLP, Independent Auditors

24.1*    Power of Attorney

-----------------
* Incorporated by reference to Registration Statement on Form S-3 (File No. 333-24787)





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